Exhibit 10.96

                              AMENDMENT NUMBER TWO

                                     to the

                       Master Loan and Security Agreement

                            dated as of May 10, 1999,
                                     Between

                                  E-LOAN, INC.

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

              This AMENDMENT NUMBER TWO (this "AMENDMENT") is made this 22nd day of February, 2001, between E-LOAN, INC. ("BORROWER") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("LENDER") to the MASTER LOAN AND SECURITY AGREEMENT, dated as of May 10, 1999, between Lender and Borrower, as otherwise amended (the "LOAN AGREEMENT").

                                    RECITALS

              WHEREAS, Borrower has requested that Lender agree to amend the Loan Agreement to extend the Termination Date thereunder and to make such additional modifications as more expressly set forth below and Lender has agreed to make such amendments to the Loan Agreement.

              WHEREAS,  that  as  of  the  date  of  this  Amendment,   Borrower
represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and will not be in default under the Loan Agreement upon the execution of this Amendment.

              WHEREAS, Borrower has agreed to deliver all closing documents requested by the Lender including, but not limited to, a Uniform Commercial Code Financing Statement, an officer's certificate in the form attached hereto as Exhibit A, warrants and all other documents required thereunder, and agrees to satisfy all conditions precedent to any Advance thereunder.

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

              SECTION 1. Effective as of February 22, 2001, Section 1 of the Loan Agreement is hereby amended by adding the following definition:

              "ADDITIONAL COLLATERAL" shall mean a cash deposit or deposit of other collateral acceptable to the Lender in its sole discretion by the Borrower in a separate account held for the benefit of the Borrower and established by the Lender with Greenwich Capital Markets, Inc., a broker-dealer and affiliate of the Lender totaling an amount equal to $4 million plus any additional amounts deposited by the Lender in such account in accordance with Section 3.06.

              SECTION 2. Effective as of February 22, 2001, the definition of "Applicable Margin" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                                      -2-                          Exhibit 10.96


              "APPLICABLE MARGIN" shall mean with respect to Advances that are Tranche A Advances and Tranche B Advances respectively, and which are secured by the Mortgage Loans, the applicable rate per annum set forth below for each day that such Advances shall be so secured:

                     Tranche  A  Advances ..............  prior to April 1, 2001
                         1.00% and thereafter 0.75%

                     Tranche B Advances ................  1.25%

              SECTION 3. Effective as of February 22, 2001, clause (10) of subparagraph (ii) of the definition of Collateral Value in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

              "(10) the aggregate Collateral Value of all Mortgage Loans that are not covered by a Takeout Commitment may not at any one time exceed $25,000,000; or"

              SECTION 4. Effective as of February 22, 2001, clause (2) of the definition of Maximum Credit in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

              "(2) the Maximum Credit for Mortgage Loans which are Wet Loans may not exceed $10 million at any time; provided, however that during the period commencing on the fourth to the last Business Day of a given calendar month and ending on the fifth Business Day of the immediately succeeding calendar month (the "End-of-Month Period") the limitation in this clause shall be increased to $15 million; provided, further, that from and after April 1, 2001, if no Default or Event of Default exists and if the aggregate amount of outstanding Advances is equal to or greater than $75 million, the limitation in this clause shall be increased to $20 million during the End-of-Month Period."

              SECTION 5. Effective as of February 22, 2001, the defined term Non-Usage Fee Trigger Percentage in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

              "NON-USAGE FEE TRIGGER PERCENTAGE" shall mean 50%.

              SECTION 6.  Effective as of February  22,  2001,  Section 1 of the
Loan  Agreement  is  hereby  amended  by  adding  the  following   defined  term
immediately following the defined term "Revised Effective Date":

              "SECOND REVISED EFFECTIVE DATE" shall mean February 22, 2001.

              SECTION 7. Effective as of February 22, 2001, the definition of "Termination Date" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                                      -3-                          Exhibit 10.96


              "TERMINATION DATE" shall mean the date which is 364 days following the Second Revised Effective Date of this Loan Agreement, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof, including without limitation pursuant to Section 2.10 hereof, or by operation of law, as same may be extended pursuant to Section 2.09.

              SECTION 8. Effective as of February 22, 2001, Section 2 of the Loan Agreement is hereby amended by adding a new Section 2.10 thereto to read in its entirety as follows:

              2.10   ACCELERATED TERMINATION EVENTS.

              (a) The Borrower and the Lender hereby acknowledge and agree that, in the event that the Borrower does not satisfy the liquidity requirements of Section 7.16 on April 1, 2001, but on such date (i) the Borrower maintains cash and Cash Equivalents in an amount not less than $20,000,000 taking into account 80% of the unpaid principal balance of the unencumbered auto loans owned by the Borrower, and (ii) the Borrower is otherwise in compliance with all of the terms and conditions of this Loan Agreement, then the Lender shall not immediately declare an Event of Default solely based on the failure to satisfy the requirements of Section
              7.16 hereof. Instead, the Borrower and the Lender agree that the Termination Date shall be April 30, 2001 and that prior to such termination the outstanding principal amount of Advances secured by Wet Loans may not exceed $10,000,000. Notwithstanding anything to the contrary contained in this paragraph (a), the amount of Cash Equivalents attributable to unencumbered auto loans owned by the Borrower shall not exceed $13 million.

              (b) The Borrower and the Lender hereby acknowledge and agree that, in the event that the Borrower does not satisfy the liquidity requirements of Section 7.16 on May 1, 2001, but on such date (i) the Borrower maintains cash and Cash Equivalents in an amount not less than $20,000,000 taking into account 80% of the unpaid principal balance of the unencumbered auto loans owned by the Borrower, and (ii) the Borrower is otherwise in compliance with all of the terms and conditions of this Loan Agreement, then the Lender shall not immediately declare an Event of Default solely based on the failure to satisfy the requirements of Section
              7.16 hereof. Instead, the Borrower and the Lender agree that the Termination Date shall be May 31, 2001 and that prior to such termination the outstanding principal amount of Advances secured by Wet Loans may not exceed $5,000,000. Notwithstanding anything to the contrary contained in this paragraph (b), the amount of Cash Equivalents attributable to unencumbered auto loans owned by the Borrower shall not exceed $13 million.

              (c) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, in the event that during the month of April 2001 or May 2001, as applicable, the Borrower is otherwise in default under the Loan Agreement and the Lender has extended the Termination Date as provided in paragraph (a) or (b)

                                      -4-                          Exhibit 10.96


              above, the Lender shall not be obligated to fund any additional Advances hereunder during the remainder of the such month.

              SECTION 9. Effective as of February 22, 2001, Section 3.05 of the Loan Agreement is hereby amended to read in its entirety as follows:

              3.05   NON-UTILIZATION  FEE.  On a  monthly  basis,  Lender  shall determine the average daily utilization during such month by Borrower of the Maximum Committed Amount made available hereunder by dividing (a) the sum of the Advances outstanding on each day during such month by (b) the number days in such calendar month. If such average amount determined for any month as a percentage of the then applicable Maximum Committed Amount (the "UTILIZATION PERCENTAGE") is less than the Non-Usage Fee Trigger Percentage, Borrower shall pay to Lender, on the Payment Date in the next following calendar month or on the Termination Date if such date is sooner, a non-utilization fee equal to the product of (i) .0025, times (ii) the Maximum Committed Amount, times (iii) 1 minus the Utilization Percentage. If the Utilization Percentage in any month is greater than or equal to the applicable Non-Usage Fee Trigger Percentage Lender shall not be entitled to a non-utilization fee for that month. Lender may, in its sole discretion, net such non-utilization fee from the proceeds of any Advance made to Borrower hereunder.

              SECTION 10. Effective as of February 22, 2001, Section 3 of the Loan Agreement is hereby amended by adding a new Section 3.06 thereto to read in its entirety as follows:

              3.06 SECOND REVISED EFFECTIVE DATE COMMITMENT FEE. The Borrower agrees to pay to the Lender, a Second Revised Effective Date Commitment Fee in an amount equal to $1,250,000, which amount shall be deemed to have been earned on the Second Revised Effective Date. Such amount shall be paid as follows: $1,000,000 shall be paid on the Second Revised Effective Date and $250,000 shall be paid on or prior to March 23, 2001. Such payments shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim. Lender may, in its sole discretion, net such commitment fee from the proceeds of any Advance made to Borrower. The Lender hereby agrees to rebate to the Borrower an amount equal to $500,000 of such Second Revised Effective Date Commitment Fee on April 1, 2001 if, and only if,
              (a) the  Borrower  shall  have paid the full  amount of the Second
              Revised Effective Date Commitment Fee to the Lender, (b) the Borrower has transferred $4,000,000 of Additional Collateral to the Lender pursuant to the terms of this Loan Agreement on or before April 1, 2001, (c) the Borrower is in compliance with the liquidity covenant in Section 7.16 of this Loan Agreement (not taking into account any unencumbered auto loans owned by the Borrower that could be drawn against under committed warehouse and repurchase facilities entered into by the Borrower) as of April 1, 2001 and (d) no Default or Event of Default has occurred hereunder. In the event that such $500,000 rebate is payable to the Borrower hereunder, the Borrower and the Lender agree that such amount shall be deposited

                                      -5-                          Exhibit 10.96


              with the Lender and retained as Additional Collateral hereunder. The Lender hereby further agrees to rebate to the Borrower an amount equal to $250,000 of such Second Revised Effective Date Commitment Fee on May 1, 2001 if, and only if, (a) the Borrower shall have paid the full amount of the Second Revised Effective Date Commitment Fee to the Lender, (b) the Borrower has transferred $4,000,000 of Additional Collateral to the Lender pursuant to the terms of this Loan Agreement on or before May 1, 2001, (c) the Borrower is in compliance with the liquidity covenant in Section 7.16 of this Loan Agreement (not taking into account any unencumbered auto loans owned by the Borrower that could be drawn against under committed warehouse and repurchase facilities entered into by the Borrower) as of May 1, 2001 and (d) no Default or Event of Default has occurred hereunder.. In the event that such $250,000 rebate is payable to the Borrower hereunder, the Borrower and the Lender agree that such amount shall be paid to the Borrower and not retained as Additional Collateral hereunder.

              SECTION 11. Effective as of February 22, 2001, subparagraph (b) of
Section 4.01 of the Loan Agreement is hereby amended by deleting the word "and" in clause (viii), deleting clause (ix) in its entirety and adding the following to the end thereof:

              "(ix)  all Additional Collateral; and

              (x) any and all replacements, substitutions, distributions on or proceeds of any or all of the foregoing."

              SECTION 12. Effective as of February 22, 2001, Section 4.01 of the Loan Agreement is hereby amended by adding the following subparagraphs to the end thereof:

              "(d) On or before April 1, 2001, the Borrower shall deposit the Additional Collateral with the Lender in a separate account (the "Account") held for the benefit of the Borrower and established by the Lender with Greenwich Capital Markets, Inc., a broker-dealer and an affiliate of the Lender. The Lender and the Borrower hereby agree that, prior to the occurrence of an Event of Default, the Borrower shall have a 100% ownership interest in the Additional Collateral subject to the Lender's first priority perfected security interest therein. The Additional Collateral shall be held by the Lender for the benefit of the Borrower during the term of this Loan Agreement to secure repayment of the Secured Obligations. The Lender agrees that the Account shall evidence the Borrower's ownership of the Additional Collateral subject to the security interest granted to the Lender hereunder.

              (e) At such time as the Secured Obligations have been paid in full, the Lender shall return any unused portion of the Additional Collateral held for the benefit of the Borrower to the Borrower. With respect to any portion of the Additional Collateral which is represented by cash, the Lender hereby agrees to pay interest to the Borrower on the amount on deposit in the Account during the term of this Loan Agreement (which amount may be reduced by the Lender after the initial deposit in satisfaction of the Secured Obligations) calculated on the basis of one-

                                      -6-                          Exhibit 10.96


              month LIBOR from the day the initial deposit was made until such time as the Secured Obligations have been paid in full. With respect to any portion of the Additional Collateral which is represented by another form of collateral acceptable to the Lender in its sole discretion, the Borrower shall direct the form of investment subject to the Lender's approval. The Borrower shall be entitled to all investment earnings attributable to such collateral from the day such collateral is deposited until such time as the Secured Obligations have been paid in full. The Lender shall remit to the Borrower all interest accrued with respect to the Additional Collateral and any investments earnings thereon at such time as the Secured Obligations have been paid in full."

              SECTION 13. Effective as of February 22, 2001, Section 5.01 of the Loan Agreement is hereby amended by adding a new subsection (q) to read in its entirety as follows:

              (q) SECOND UPDATED SECURITIZATION LETTER. On or prior to the Second Revised Effective Date, the Lender shall have received a new securitization letter, in form and substance satisfactory to the Lender and executed by a duly authorized officer of the Borrower.

              SECTION 14. Effective as of February 22, 2001, Section 5.01 of the Loan Agreement is hereby amended by adding a new subsection (r) to read in its entirety as follows:

                     (r) WARRANT. On or before the Second Revised Effective Date, the Lender shall have received an executed Stock Purchase Warrant, in form and substance satisfactory to the Lender and executed by a duly authorized officer of the Borrower.

              SECTION 15. Effective as of February 22, 2001, Section 5.01 of the Loan Agreement is hereby amended by adding a new subsection (s) to read in its entirety as follows:

                     (s) ADDITIONAL COLLATERAL. On or before April 1, 2001, the Borrower shall deposit the Additional Collateral with the Lender pursuant to the Lender's instructions.

              SECTION 16. Effective as of February 22, 2001, Section 7.01(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

              "(c) The Borrower shall deliver to the Lender on the first Business Day of each month a report containing the Borrower's cash flow projections for the 90 day period commencing on such date and such report shall include a monthly cash flow projection for such month and an aggregate cash flow projection for each of the following two months thereafter. In addition, the Borrower shall deliver to the Lender from time to time such other information regarding the financial condition, operations, or business of the Borrower as the Lender may reasonably request; and"

                                      -7-                          Exhibit 10.96


              SECTION 17. Effective as of February 22, 2001, Section 7.16 of the Loan Agreement is hereby amended to read in its entirety as follows:

              7.16 MAINTENANCE OF LIQUIDITY. The Borrower shall insure that, as of the end of each calendar month, it has cash and Cash Equivalents in an amount of not less than the greater of (i) $20,000,000 and (ii) the highest amount of liquidity required to be maintained by the Borrower pursuant to any other agreement, note, indenture or instrument to which the Borrower is a party. The Borrower and the Lender agree that prior to March 31, 2001 the term Cash Equivalents as used hereunder shall include 80% of the unpaid principal balance of the unencumbered auto loans owned by the Borrower; provided that, the amount of such Cash Equivalents attributable to such auto loans shall not exceed $13 million.

              SECTION 18. Effective as of February 22, 2001, Section 7.17 of the Loan Agreement is hereby amended to read in its entirety as follows:

              7.17 MAINTENANCE OF TANGIBLE NET WORTH. The Borrower shall not permit Tangible Net Worth at any time to be less than the greater of (a) $20,000,000 or (b) the highest amount of Tangible Net Worth required to be maintained by the Borrower pursuant to any other agreement, note, indenture or instrument to which the Borrower is a party.

              SECTION 19. Effective as of February 22, 2001, Section 7.18 of the Loan Agreement is hereby amended to read in its entirety as follows:

              7.18 MAINTENANCE OF RATIO OF TOTAL INDEBTEDNESS TO TANGIBLE NET WORTH. The Borrower shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time to be greater than the lesser of (a) 10:1 or (b) the lowest such ratio required to be maintained by the Borrower pursuant to any other agreement, note, indenture or instrument to which the Borrower is a party.

              SECTION 20. Effective as of February 22, 2001, Section 7.28 of the Loan Agreement is hereby amended to read in its entirety as follows:

              7.28 COMMITTED WAREHOUSE FACILITIES. Borrower shall at all times have available under committed revolving facilities (other than with Lender) at least $50,000,000. Such other committed revolving facilities shall include wet loans in an amount at least equal to $20,000,000. Borrower shall utilize the wet funding limits of such other committed revolving facilities at least once each month.

              SECTION 21. Effective as of February 22, 2001, Section 11 of the Loan Agreement is hereby amended by deleting Section 11.19 thereto.

              SECTION 22. FEES AND EXPENSES. Borrower agrees to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in

                                      -8-                          Exhibit 10.96


connection with this Amendment Number Two), in accordance with Section 11.03 of the Loan Agreement

              SECTION 23. DEFINED TERMS. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

              SECTION 24. REPRESENTATIONS. In order to induce the Lender to execute and deliver this Amendment Number Two, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment Number Two, the Borrower is in full compliance with all of the terms and conditions of the Loan Agreement.

              SECTION 25. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

              SECTION 26.  GOVERNING  LAW.  THIS  AMENDMENT  NUMBER TWO SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

              SECTION 27. COUNTERPARTS. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

                                      -9-                          Exhibit 10.96


              IN WITNESS WHEREOF, Borrower and Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                          E-LOAN, INC.,
                                             BORROWER

                                          By:    /s/ JOSEPH J. KENNEDY
                                                 -------------------------------
                                          Name:  JOSEPH J. KENNEDY
                                                 -------------------------------
                                          Title: PRESIDENT, C.O.O.
                                                 -----------------



                                          GREENWICH CAPITAL FINANCIAL
                                          PRODUCTS, INC.,

                                              LENDER

                                          By:    /s/ MICHAEL PILLARI
                                                 -------------------------------
                                          Name:  MICHAEL PILLARI
                                                 -------------------------------
                                          Title: SVP
                                                 -------------------------------

                                                                   Exhibit 10.96


                                    EXHIBIT A

                    FORM OF BORROWER'S OFFICER'S CERTIFICATE

              I, ________________, hereby certify that I am the duly elected ________________ of E-Loan, Inc., a Delaware corporation (the "BORROWER"), and further certify, on behalf of the Borrower as follows:

              1. Each person who, as an officer or attorney-in-fact of the Borrower, signed (a) Amendment Number Two (the "AMENDMENT") to the Master Loan and Security Agreement (as amended, the "LOAN AGREEMENT"), dated as of February 22, 2001, by and between the Borrower and Greenwich Capital Financial Products, Inc. (the "LENDER"); (b) the Securitization Letter, dated February __, 2001 by and between the Borrower and the Lender; and
       (c) any other document delivered prior hereto or on the date hereof in connection with transactions contemplated in the Loan Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

              2. All of the representations and warranties of the Borrower contained in Section 6 of the Loan Agreement were true and correct in all material respects as of the date of the Amendment and are true and correct in all material respects as of the date hereof.

              3. The Borrower has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to Section 5 of the Loan Agreement.

              4. As of the date of the Amendment and as of the date hereof, no Default or Event of Default exists under the Loan Agreement.

              5. There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting the Borrower which, if adversely determined either individually or in the aggregate, would adversely affect the Borrower's obligations under the Loan Agreement. No proceedings that could result in the liquidation or dissolution of the Borrower are pending or contemplated.

              All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

                                      -11-                         Exhibit 10.96


              IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Borrower.

Dated: February __, 2001

         [Seal]


                                            E-LOAN, INC.


                                            By:
                                               ---------------------------------
                                                    Name
                                                    Title:

              I, ___________________,  _________ of E-Loan, Inc., hereby certify that ________________ is the duly elected, qualified and acting _______________ of E-Loan, Inc. and that the signature appearing above is the genuine signature of such person.

              IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: February __, 2001

         [Seal]


                                            E-LOAN, INC.


                                            By:
                                               ---------------------------------
                                                    Name
                                                    Title: